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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



Luther Medical Products, Inc.

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 8, 1996 appearing in the Annual Report on Form 10-KSB of Luther Medical Products, Inc. for the years ended June 30, 1996 and 1995.


                                                         /s/ CORBIN & WERTZ

                                                         CORBIN & WERTZ

Irvine, California
April 10, 1997